                                 AMENDMENT NO. 1
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                              AIM INVESTMENT FUNDS

      This Amendment No. 1 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds amends, effective as of January 9, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of September 14, 2005, (the "Agreement").

      Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

      WHEREAS, the Trust desires to amend the Agreement to add four new portfolios - AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 9, 2006.

                                          By:  /S/ Robert H. Graham
                                               -------------------------------
                                                 Name:  Robert H. Graham
                                                 Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                             OF AIM INVESTMENT FUNDS

                                   "SCHEDULE A

                              7AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
         ---------                                  -------------------------
AIM China Fund                                      Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Class Shares

AIM Developing Markets Fund                         Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Class Shares

AIM Enhanced Short Bond Fund                        Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares

AIM Global Health Care Fund                         Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Investor Class Shares
                                                    Institutional Class Shares

AIM International Bond Fund                         Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Shares

AIM Japan Fund                                      Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Shares

AIM Trimark Endeavor Fund                           Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares

         PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
         ---------                                  -------------------------
AIM Trimark Fund                                    Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares

AIM Trimark Small Companies Fund                    Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares"